Cash management assets	12 Months Ended
Dec. 31, 2020
Cash management assets.
Cash management assets

13. Cash management assets

As at December 31, 2020, cash management assets were $16,594,000 (2019: $37,966,000).

	2020	2019
	$’000	$’000
At January 1	37,966	41,449
Purchase	3,172	6,410
Proceeds on disposal	(23,548)	(9,756)
Net realized gains/(losses) on disposal	(1,898)	65
Fair value movement	795	(211)
Change in accrued interest	(3)	9
Foreign exchange gain (losses)	110	-
Balance at December 31	16,594	37,966

The cash management income and bank interest on the face of the consolidated statement of comprehensive income comprise:

	2020	2019	2018
	$’000	$’000	$’000
Realized gains/(losses) (see above)	(1,898)	65	527
Fair value movement (see above)	795	(211)	(4,624)
Interest and dividend income	1,096	1,987	1,990
Bank interest income	393	4,862	3,908
Total cash management income and bank interest	386	6,703	1,801